UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2017

CHINA BIOLOGIC PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34566	75-2308816
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18th Floor, Jialong International Building 19 Chaoyang Park Road Chaoyang District, Beijing People’s Republic of China (Address of Principal Executive Offices)	100125 (Zip Code)

86-10-6598-3166 Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 OTHER EVENTS.

On July 21, 2017, China Biologic Products, Inc., a Delaware corporation (the “Company”), completed the redomicile merger to reorganize itself as a Cayman Islands company. Pursuant to the agreement and plan of merger dated as of April 28, 2017 (the “Merger Agreement”), the Company has merged with and into China Biologic Products Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company (“CBPO Cayman”), with CBPO Cayman as the surviving company. Each issued and outstanding share of the common stock of the Company was converted into the right to receive one ordinary share of CBPO Cayman. CBPO Cayman’s ordinary shares will be listed on NASDAQ under the symbol “CBPO” effective July 24, 2017.

The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This report contains certain “forward-looking statements” relating to the Company and CBPO Cayman, including statements regarding the listing of CBPO Cayman’s ordinary shares on NASDAQ. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. All forward-looking statements included in this report are based upon information available to the Company and CBPO Cayman as of the date of this report, which may change, and the Company and CBPO Cayman undertake no obligation to update or revise any forward-looking statements, except as may be required under applicable securities law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2017	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer

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